UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2020

AKERNA CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-39096	83-2242651
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1630 Welton St., Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 932-6537

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	KERN	NASDAQ Capital Market
Warrants to purchase one share of Common Stock	KERNW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01 Results of Operations and Financial Condition

This Current Report on Form 8-K/A is being filed as the second amendment to the Current Report on Form 8-K dated January 15, 2020, (the “Original Form 8-K”) originally filed by Akerna Corp., a Delaware corporation, or Akerna, with the Securities and Exchange Commission on January 22, 2020, as amended on April 13, 2020 (the “First Amended Form 8-K), announcing the completion of Akerna’s acquisition of all right, title and interest in 80.4% of the issued and outstanding capital stock of Solo Sciences, Inc., or Solo, (calculated on a fully diluted basis), free and clear of all liens. This Current Report on Form 8-K/A amends and supplements Item 9.01 of the First Amended Form 8-K to present certain financial statements of Solo and to present certain unaudited pro forma condensed combined financial statements of Akerna in connection with Akerna’s acquisition of the capital stock of Solo, which financial statements and unaudited pro forma condensed combined financial statements are filed as exhibits hereto and are incorporated herein by reference. All other items in the First Amended Form 8-K remain the same and are hereby incorporated by reference into this Current Report on Form 8-K/A.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements.

The audited financial statements of Solo as of December 31, 2019 and 2018 and for the years then ended are filed as Exhibit 99.1 to this Current Report on Form 8-K/A. The consent of independent auditors is attached as Exhibit 23.1 hereto.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of Akerna, giving effect to the acquisition of 80.4% of the equity interest in Solo, which includes the unaudited pro forma condensed combined balance sheet as of December 31, 2019, the unaudited pro forma condensed combined statements of earnings for the year ended June 30, 2019 and for the six months ended December 31, 2019 and the related notes, is filed as Exhibit 99.2.

(d)	Exhibits

23.1	Consent of Marcum LLP, independent auditors of Solo
99.1	Solo’s audited financial statements as of December 31, 2019 and 2018 and for the two years then ended, the related notes thereto, and the independent auditors’ report thereon
99.2	The unaudited pro forma condensed combined financial information of Akerna, giving effect to the acquisition of Solo, which includes the unaudited pro forma condensed combined balance sheet as of December 31, 2019, the unaudited pro forma condensed combined statements of earnings for the year ended June 30, 2019 and for the six months ended December 31, 2019 and the related notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: May 29, 2020	AKERNA CORP.

	By:	/s/ Jessica Billingsley
		Name:	Jessica Billingsley
		Title:	Chief Executive Officer

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